US – 2025 Annual Bonus Form
PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT
This Restricted Stock Unit Agreement (this “Agreement”), dated as of <GRANT_DT> (the “Grant Date”), is made by and between Lineage, Inc., a Maryland corporation (the “Company”), and <PARTC_NAME> (the “Participant”).
WHEREAS, the Company maintains the Amended and Restated Lineage 2024 Incentive Award Plan (as amended from time to time, the “Plan”);
WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement);
WHEREAS, Section 7.3 of the Plan provides for the issuance of Restricted Stock Units (“RSUs”);
WHEREAS, Section 7.1 of the Plan provides for the issuance of Dividend Equivalent awards; and
WHEREAS, the Administrator, in its sole discretion, has determined that it would be to the advantage and in the best interest of the Company to issue the RSUs and Dividend Equivalents provided for herein to the Participant in recognition of the Participant’s service with the Company, Lineage OP, LP (the “Partnership”) or any Subsidiary.
    NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:
1.Issuance of Award of RSUs. Pursuant to the Plan, in consideration of the Participant’s agreement to provide services to the Company, the Partnership or any Subsidiary (as applicable), the Company hereby issues to the Participant an award of <RSUS_GRANTED> RSUs. Each RSU that vests (and ceases to be subject to the Restrictions) shall represent the right to receive payment, in accordance with this Agreement, of one share of the Company’s common stock, par value $0.01 per share (the “Common Stock”). Unless and until an RSU vests, the Participant will have no right to payment in respect of any such RSU. Prior to actual payment in respect of any vested RSU, such RSU will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.
2.Dividend Equivalents. Each RSU granted hereunder is hereby granted in tandem with a corresponding Dividend Equivalent, which Dividend Equivalent shall remain outstanding from the Grant Date until the earlier of the payment or forfeiture of the RSU to which it corresponds. With respect to each dividend for which the record date occurs on or after the Grant Date and on or prior to the earlier to occur of the payment or forfeiture of the RSU underlying such Dividend Equivalent, each outstanding Dividend Equivalent shall entitle the Participant to receive payments equal to dividends paid, if any, on the Shares underlying the RSU to which such Dividend Equivalent relates, payable in the same form and amounts as dividends paid to each holder of a Share. Each such payment shall be made no later than sixty (60) days following the applicable dividend payment date, provided that no such payments shall be made with respect to Unvested RSUs prior to the date on which such RSU vests, and any Dividend Equivalent payments that would have been made prior to such date had such RSU been vested shall be paid in a single lump sum no later than forty-five (45) days following the date on which such RSU vests. Dividend Equivalents shall not entitle the Participant to any payments relating to dividends for which the record date occurs after the earlier to occur of the payment or forfeiture of the RSU underlying such Dividend Equivalent, and the Participant shall not be entitled to any Dividend Equivalent payment with respect to any RSU that does not vest. In addition, notwithstanding the foregoing, in the event of the Participant’s Termination of Service for any reason, the Participant shall not be entitled to any Dividend Equivalent payments

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US – 2025 Annual Bonus Form
with respect to dividends declared but not paid prior to the date of such termination on Shares underlying RSUs which are unvested as of the date of such termination (after taking into account any accelerated vesting that occurs in connection with such termination). Dividend Equivalents and any amounts that may become distributable in respect thereof shall be treated separately from the RSUs and the rights arising in connection therewith for purposes of the designation of time and form of payments required by Section 409A of the Code.
3.Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms on Exhibit A attached hereto or in the Plan.
(a)“Performance Metrics” shall have the meaning set forth on Exhibit A attached hereto.

(b)“Performance Period” means the means the period set forth on Exhibit A attached hereto.

(c)“Performance Vested RSUs” shall have the meaning set forth on Exhibit A attached hereto.

(d)“Restrictions” means the exposure to forfeiture set forth in Sections 5 and 6.

(e)“Service Provider” means an Employee, Consultant or member of the Board, as applicable.

(f)“Unvested RSU” means any RSU that has not vested pursuant to Section 5 hereof and remains subject to the Restrictions.

(g)“Vesting Percentage” shall have the meaning set forth on Exhibit A attached hereto.

4.RSUs and Dividend Equivalents Subject to the Plan; Ownership and Transfer Restrictions.
(a)The RSUs and Dividend Equivalents are subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference, including, without limitation, the restrictions on transfer set forth in Section 8.3 of the Plan and the REIT restrictions set forth in Section 10.8 of the Plan.
(b)Without limiting the foregoing, the RSUs and Common Stock issuable with respect thereto shall be subject to the restrictions on ownership and transfer set forth in the charter of the Company, as amended and supplemented from time to time.

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US – 2025 Annual Bonus Form
5.Vesting. As soon as reasonably practicable (but in no event later than the Payment Date (as defined in Section 7 below)) following the completion of the Performance Period, the Administrator shall determine the extent to which each of the Performance Metrics was attained, the Vesting Percentage for each Performance Metric, and the number of RSUs granted hereby that have become Performance Vested RSUs, in each case in accordance with Exhibit A attached hereto, as of the completion of the Performance Period (the date on which such determinations are made, the “Determination Date”). Any such Performance Vested RSUs shall vest and cease to be subject to the Restrictions on the date on which such RSUs are paid to the Participant pursuant to Section 7 below, subject to the Participant’s continued status as a Service Provider through such vesting date. Any RSUs granted hereby which do not satisfy the requirements to become Performance Vested RSUs as of the completion of the applicable Performance Period will automatically be cancelled and forfeited without payment of any consideration therefor, and the Participant shall have no further right to or interest in such RSUs.
6.Effect of Termination of Service. In the event of the Participant’s Termination of Service for any reason, any and all Unvested RSUs as of the date of such Termination of Service will automatically and without further action be cancelled and forfeited without payment of any consideration therefor, and the Participant shall have no further right to or interest in such Unvested RSUs. No RSUs which have not vested as of the date of the Participant’s Termination of Service shall thereafter become vested RSUs.
7.Payment. Payments in respect of any RSUs that vest in full in accordance herewith shall be made to the Participant in whole Shares, and any fractional Share will be rounded as determined by the Company. The Company shall make such payments within the earlier of (a) ten (10) days after the Determination Date, or (b) March 15th of the calendar year following of the Performance Period (the “Payment Date”).
8.Determinations by Administrator. Notwithstanding anything contained herein, all determinations, interpretations and assumptions relating to the vesting of the RSUs (including, without limitation, determinations, interpretations and assumptions with respect to the Performance Metrics and the attainment (or non-attainment) thereof) shall be made by the Administrator and shall be applied consistently and uniformly to all similar Awards granted under the Plan. In making such determinations, the Administrator may employ attorneys, consultants, accountants, appraisers, brokers, or other persons, and the Administrator, the Board, the Company, the Partnership and their officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith and absent manifest error shall be final and binding upon the Participant, the Company and all other interested persons.
9.Restrictions on New RSUs or Shares. In the event that the RSUs or the Shares underlying the RSUs are changed into or exchanged for a different number or kind of securities of the Company or of another corporation or other entity by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, such new or additional or different securities which are issued upon conversion of or in exchange or substitution for RSUs or the Shares underlying the RSUs which are then subject to vesting shall be subject to the same vesting conditions as such RSUs or Shares, as applicable, unless the Administrator provides for the vesting of the RSUs or the Shares underlying the RSUs, as applicable.
10.Conditions to Issuance of Shares. Shares issued as payment for the RSUs will be issued out of the Company’s authorized but unissued Shares. Upon issuance, such Shares shall be fully paid and nonassessable. The Shares issued pursuant to this Agreement shall be held in book-entry form and no certificates shall be issued therefor. In addition to the other requirements set forth herein, the Shares issued as payment for the RSUs shall be issued only upon the fulfillment of all of the following conditions:

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US – 2025 Annual Bonus Form
(a)The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;
(b)The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable;
(c)The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;
(d)The lapse of such reasonable period of time as the Administrator may from time to time establish for reasons of administrative convenience; and
(e)The receipt by the Company of full payment for any applicable withholding or other employment tax or required payments with respect to any such Shares to the Company with respect to the issuance or vesting of such Shares.
In the event that the Company delays a distribution or payment in settlement of RSUs because it reasonably determines that the issuance of Shares in settlement of RSUs will violate federal securities laws or other applicable law, such distribution or payment shall be made at the earliest date at which the Company reasonably determines that the making of such distribution or payment will not cause such violation, as required by Treasury Regulation Section 1.409A-2(b)(7)(ii). The Company shall not delay any payment if such delay will result in a violation of Section 409A of the Code.
11.Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant or any person claiming under or through the Participant.
12.Tax Withholding. The Company, the Partnership or any Subsidiary shall have the authority and the right to deduct or withhold, or require the Participant to remit to such entity, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to the issuance, vesting or payment of the RSUs and the Dividend Equivalents. In satisfaction of the foregoing requirement or in satisfaction of any additional tax withholding, the Company, the Partnership or any Subsidiary may, or the Administrator may in its discretion allow the Participant to elect to have the Company, the Partnership or any Subsidiary (as applicable), withhold Shares otherwise issuable under such award (or allow the return of Shares) having a fair market value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan or this Agreement, the number of Shares which may be withheld with respect to the issuance, vesting or payment of the RSUs and the Dividend Equivalents in order to satisfy the Participant’s income and payroll tax liabilities with respect thereto shall be limited to the number of shares which have a fair market value on the date of withholding no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in the applicable jurisdiction.
13.Remedies. The Participant shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of the RSUs which is in violation of the provisions of this Agreement. Without limiting the generality of the foregoing, the Participant agrees that the Company shall be entitled to obtain specific performance of the obligations of the Participant under this

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US – 2025 Annual Bonus Form
Agreement and immediate injunctive relief in the event any action or proceeding is brought in equity to enforce the same. The Participant will not urge as a defense that there is an adequate remedy at law.

14.Restrictions on Public Sale by the Participant. To the extent not inconsistent with applicable law, the Participant agrees not to effect any sale or distribution of the RSUs or the Shares underlying the RSUs or any similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the fourteen (14) days prior to, and during the up to 180-day period beginning on, the date of the pricing of any public or private debt or equity securities offering by the Company (except as part of such offering), if and to the extent requested in writing by the Company in the case of a non-underwritten public or private offering or if and to the extent requested in writing by the managing underwriter or underwriters (or initial purchaser or initial purchasers, as the case may be) and consented to by the Company, which consent may be given or withheld in the Company’s sole and absolute discretion, in the case of an underwritten public or private offering (such agreement to be in the form of a lock-up agreement provided by the Company, managing underwriter or underwriters, or initial purchaser or initial purchasers, as the case may be).

15.Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of all applicable federal and state laws, rules and regulations (including, but not limited to the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation the applicable exemptive conditions of Rule 16b-3 of the Exchange Act) and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the RSUs are granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan, this Agreement and the RSUs shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. In addition to the terms and conditions provided herein, the Administrator may require that the Participant make such covenants, agreements, and representations with respect to the RSUs or Shares underlying the RSUs and Dividend Equivalents as the Administrator, in its sole discretion, deems advisable in order to comply with applicable laws, regulations, and/or requirements.

16.Code Section 409A. To the extent applicable, this Agreement shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the effective date of this Agreement. Notwithstanding any provision of this Agreement to the contrary, in the event that following the effective date of this Agreement, the Company determines that the RSUs may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the effective date of this Agreement), the Company may adopt such amendments to this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Company determines are necessary or appropriate to (a) exempt the RSUs from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the RSUs, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance; provided, however, that this Section 16 shall not create any obligation on the part of the Company, the Partnership or any Subsidiary to adopt any such amendment, policy or procedure or take any such other action. For purposes of Section 409A of the Code, any right to a series of payments pursuant to this Agreement shall be treated as a right to a series of separate payments.

17.No Right to Continued Service. Nothing in this Agreement shall confer upon the Participant any right to continue as a Service Provider of the Company, the Partnership or any Subsidiary, or shall interfere with

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US – 2025 Annual Bonus Form
or restrict in any way the rights of the Company, the Partnership or any Subsidiary, which rights are hereby expressly reserved, to discharge the Participant at any time for any reason whatsoever, with or without cause.

18.Miscellaneous.

(a)Incorporation of the Plan. This Agreement is made under and subject to and governed by all of the terms and conditions of the Plan. In the event of any discrepancy or inconsistency between this Agreement and the Plan, the terms and conditions of the Plan shall control. By signing this Agreement, the Participant confirms that he or she has received access to a copy of the Plan and has had an opportunity to review the contents thereof.

(b)Clawback. This award, the RSUs and the Shares issuable with respect to the RSUs shall be subject to any clawback or recoupment policy currently in effect or as may be adopted by the Company, as may be amended from time to time, including, without limitation, the Company’s Policy for Recovery of Erroneously Awarded Compensation.

(c)Successors and Assigns. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors and assigns of the parties hereto, including, without limitation, any business entity that succeeds to the business of the Company.

(d)Entire Agreement; Amendments and Waivers. This Agreement, together with the Plan, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. In the event that the provisions of such other agreement conflict or are inconsistent with the provisions of this Agreement, the provisions of this Agreement shall control. Except as set forth in Section 16 above, this Agreement may not be amended except in an instrument in writing signed on behalf of each of the parties hereto and approved by the Administrator. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

(e)Severability. If for any reason one or more of the provisions contained in this Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

(f)Titles. The titles, captions or headings of the Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

(g)Counterparts. This Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile (including, without limitation, transfer by .pdf), and each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.

(h)Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland applicable to contracts entered into and wholly to be performed within the State of Maryland by Maryland residents, without regard to any otherwise governing principles of conflicts of law that would choose the law of any state other than the State of Maryland.

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US – 2025 Annual Bonus Form

(i)Notices. Any notice to be given by the Participant under the terms of this Agreement shall be addressed to the Legal Department of the Company at the Company’s address set forth in Exhibit A attached hereto. Any notice to be given to the Participant shall be addressed to him or her at the Participant’s then current address on the books and records of the Company. By a notice given pursuant to this Section 18(i), either party may hereafter designate a different address for notices to be given to him or her. Any notice which is required to be given to the Participant shall, if the Participant is then deceased, be given to the Participant’s personal representative if such representative has previously informed the Company of his or her status and address by written notice under this Section 18(i) (and the Company shall be entitled to rely on any such notice provided to it that it in good faith believes to be true and correct, with no duty of inquiry). Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed as set forth above or upon confirmation of delivery by a nationally recognized overnight delivery service.
[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

LINEAGE, INC.,
a Maryland corporation

By: __________________________________
Name:
Title:

The Participant hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement.

____________________________
<PARTC_NAME>

[Signature Page to Performance-Based Restricted Stock Unit Agreement]

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Exhibit A
Definitions, Vesting Schedule and Notice Address
Performance Metrics Table:1

A number of RSUs granted hereunder shall vest and become Performance Vested RSUs based on the extent to which the Performance Metrics set forth in the table below are attained during the Performance Period. In no event may more than [ ò ] RSUs vest hereunder.

CEO and Corporate ELT Plan

Performance Metric	Performance Goal	Weighting	Performance Level (Percentages Relative to Target)		Vesting Percentage (1)
Corporate EBITDA	$[_____] (Target)	100%	Below Threshold Level	< 85%	0%
			Threshold Level	85%	20%
			Target Level	100%	100%
			Maximum Level	115% +	200%

Plan B Corporate Functions

Performance Metric	Performance Goal	Weighting	Performance Level (Percentages Relative to Target)		Vesting Percentage (1)
Corporate EBITDA	$[_____] (Target)	100%	Below Threshold Level	< 85%	0%
			Threshold Level	85%	20%
			Target Level	100%	100%
			Maximum Level	115% +	175%

(1)     In the event that performance falls between the Threshold Level and the Target Level or between the Target Level and Maximum Level, as set forth in the table above for any given Performance Metric, the applicable Vesting Percentage for such Performance Metric shall be determined using straight line linear interpolation between the applicable Vesting Percentages specified in the table above.

Definitions:

Capitalized terms not defined herein shall have the meanings set forth in the Performance-Based Restricted Stock Unit Agreement to which this Exhibit A is attached.

“Corporate EBITDA” means, with respect to the Performance Period, “adjusted EBITDA” of the Company and its Subsidiaries as defined or described in the Company’s applicable Securities and Exchange Commission filings or the Company’s applicable earnings releases, with such additional adjustments to exclude
1 Note to Draft: To be included as applicable.

A-1

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Performance Period acquisitions, dispositions, closed operations, force majeure events and/or other one-time items (both favorable and unfavorable), if any, as determined in the sole discretion of the Administrator.

“Performance Metric” means a performance metric set forth in the table above in the column labeled “Performance Metric.”

“Performance Period” means the period commencing on January 1, 2025 and ending on December 31, 2025.

“Performance Vested RSUs” means, with respect to each Performance Metric set forth in the table above, (A) the total number of RSUs granted hereby, multiplied by (B) the Weighting, multiplied by (C) the Vesting Percentage determined in accordance with the table above.

“Vesting Percentage” means, with respect to any Performance Metric, the percentage determined in accordance with the table above in the column labeled “Vesting Percentage.”

“Weighting” means the percentage of RSUs set forth in the table above in the column labeled “Weighting.”

Company Address:

46500 Humboldt Drive
Novi, MI 48377

A-2

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